UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2022

FACTSET RESEARCH SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11869	13-3362547
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

45 Glover Avenue
Norwalk, Connecticut 06850
(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 810-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FDS	New York Stock Exchange NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On February 15, 2022, FactSet Research Systems Inc. (“FactSet” or the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and PNC Capital Markets LLC, as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which FactSet agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $500,000,000 aggregate principal amount of the Company’s 2.900 % Senior Notes due 2027 and $500,000,000 aggregate principal amount of the Company’s 3.450 % Senior Notes due 2032 (together, the “Notes”), in a public offering (the “Offering”). The Offering is expected to close on March 1, 2022 subject to customary closing conditions.

The Notes were offered and sold pursuant to a Registration Statement on Form S-3 (Registration No. 333-261992) under the Securities Act of 1933, as amended, that the Company filed with the Securities and Exchange Commission (the “SEC”) on January 4, 2022. The Company is filing the Underwriting Agreement as part of this Current Report on Form 8-K for purposes of such Registration Statement. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in this Current Report under Item 1.01 is incorporated into this Item 2.03 by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)          Exhibits. The exhibits listed in the Exhibit Index below are filed as part of this report.

Exhibit Index

Exhibit Number	Description

1.1
Underwriting Agreement, dated February 15, 2022, among FactSet Research Systems Inc. and BofA Securities, Inc. and PNC Capital Markets LLC as representatives of the several underwriters listed therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on February 17, 2022.

FactSet Research Systems Inc.
Registrant

By:	/s/ Linda S. Huber
	Name:	Linda S. Huber
	Title:	Executive Vice President, Chief Financial Officer